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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): October 29, 2003

                           DVI Receivables Corp. VIII
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             (Exact Name of Registrant as Specified in Its Charter)


         DELAWARE                   333-81454                   25-1824148
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     (State or Other               (Commission                (IRS Employer
Jurisdiction of Formation)         File Number)           Identification Number)

                        2500 YORK ROAD, JAMISON, PA 18929


       Registrant's Telephone Number, Including Area Code: (215) 488-5000

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  Other Events and Required FD Disclosure

On October 29, 2003, DVI Financial Services Inc. ("DVIFS" or the "Servicer"), as servicer, made available to U.S. Bank National Association (the "Trustee"), as trustee for the noteholders of DVI Receivables VIII L.L.C., DVI Receivables X L.L.C., DVI Receivables XI L.L.C., DVI Receivables XII L.L.C., DVI Receivables XIV L.L.C., DVI Receivables XVI L.L.C., DVI Receivables XVII L.L.C., DVI Receivables XVIII L.L.C. and DVI Receivables XIX L.L.C. (collectively, the "Issuers"), its monthly servicer reports for the payment dates of October 13 and October 14, 2003, as applicable, which monthly servicer reports are attached hereto as Exhibits 99.2 through 99.10. In addition, the Servicer provided the Trustee with a letter, a copy of which is attached hereto as
Exhibit 99.1, describing the Servicer's current collection and workout activities and estimating the impact of certain previously disclosed issues on each of the Issuers.

The monthly servicer reports attached hereto have been prepared reflecting the Servicer's position that no amortization event has occurred. On October 7, 2003, the Servicer filed monthly servicer reports with the Trustee for the payment dates of September 11, September 12 and September 15, 2003 and similarly asserted that no amortization event had occurred. The Trustee disputed the Servicer's position, and on October 9, 2003, the Trustee notified the noteholders of the Issuers that it would not be paying the principal payments under the indentures relating to the notes. See Form 8-K dated October 14, 2003 filed by DVI Receivables Corp. VIII. Accordingly, it is unlikely that the Trustee will make the principal payments reflected in the attached monthly servicer reports.

On October 23, 2003, the Trustee notified the noteholders of the Issuers that it had received requests from a sufficient amount of noteholders to terminate the rights of the Servicer with respect to seven of the Issuers. A copy of the notice is attached hereto as Exhibit 99.11. The Trustee has also filed a motion to lift the automatic stay to effect such termination. The trustee may not give the required notice of termination, terminate the rights of the Servicer under the contribution and servicing agreements, or replace DVIFS as servicer unless the automatic stay is lifted, and DVIFS intends to contest the lifting of the automatic stay.

On August 25, 2003, DVIFS, together with DVI, Inc. and DVI Business Credit Corporation, filed a petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Delaware, located in Wilmington, Delaware. In conjunction with the filing, certain members of the Servicer's senior management resigned and AP Services, LLC ("APS"), an affiliate of AlixPartners, LLC, was appointed to manage the Servicer and certain of its affiliates through the bankruptcy process. In the time since its appointment, APS has been working to familiarize itself with the Issuers' securitization programs and the Servicer's servicing operations, in addition to handling various matters associated with the bankruptcy proceedings and the operations of the Servicer and its affiliates. Although APS has endeavored to ensure that the monthly servicer reports were prepared in accordance with the Servicer's past practices and standards, APS has not had the opportunity to evaluate these practices and standards to determine whether they are adequate, appropriate or in compliance with the terms of the contribution and servicing agreements pursuant to which they were performed. APS has further not had the opportunity to fully evaluate the Servicer's internal controls over its financial reporting, and while APS may be taking affirmative steps to address certain deficiencies, APS believes that such internal controls may continue to have material weaknesses. The monthly servicer reports have not been reviewed or approved by any third party. As outlined in the attached letter, the monthly servicer reports do not reflect the occurrence of an Amortization Event, a Servicer Event of Default or an Indenture Event of Default, although the Trustee has alleged that one has occurred. As a result of these factors, the Servicer has determined not to certify the monthly servicer reports attached to this Current Report on Form 8-K. However, DVI Receivables Corp. VIII is filing the monthly servicer reports on this Form 8-K because they have been provided to the Trustee to facilitate the Trustee's distributions to investors.

This report and the exhibits hereto contain "forward-looking" statements, as that term is defined by federal securities laws, about DVIFS's intentions and expectations as servicer, including such statements with regard to a potential transfer of servicing and payment of servicer advances. You can find many of these statements by looking for words such as "may," "will," "expect," "anticipate," "believe," "estimate" and similar words in this report. These forward-looking statements are subject to numerous assumptions, risks and uncertainties. Because the statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by the forward-looking statements. Risks and uncertainties that could cause actual results to vary materially from those anticipated by the forward-looking statements included in this report include:

--risks associated with the bankruptcy process, including whether the bankruptcy court will approve or deny the Trustee's motion to lift the automatic stay, whether a replacement servicer will be successfully identified, whether the bankruptcy court will approve the transfer of servicing to such replacement servicer, and whether such proceedings will affect the delivery of monthly reports or the payment of servicer advances that have not been paid to date;

--risks associated with collection efforts and workout arrangements, and risks associated with efforts to obtain approval for certain workout arrangements through bankruptcy proceedings; and

--risks associated with the dispute between the trustee and DVIFS about the occurrence of an amortization event.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Exhibits

         99.1     -         Letter from DVI Financial Services Inc., to
                            Timothy G. Pillar, Vice President, U.S. Bank
                            Corporate Trust Services, dated October 29, 2003.

         99.2     -        DVI Receivables VIII 1991-1 Servicer Report for the
                           payment date October 13, 2003.

         99.3     -        DVI Receivables X 1991-2 Servicer Report for the
                           payment date October 13, 2003.

         99.4     -        DVI Receivables XI 2000-1 Servicer Report for the
                           payment date October 14, 2003.

         99.5     -        DVI Receivables XII 2000-2 Servicer Report for the
                           payment date October 13, 2003.

         99.6     -        DVI Receivables XIV 2001-1 Servicer Report for the
                           payment date October 13, 2003.

         99.7     -        DVI Receivables XVI 2001-2 Servicer Report for the
                           payment date October 13, 2003.

         99.8     -        DVI Receivables XVII 2002-1 Servicer Report for the
                           payment date October 13, 2003.

         99.9     -        DVI Receivables XVIII 2002-1 Servicer Report for the
                           payment date October 13, 2003.

         99.10    -        DVI Receivables XIX 2003-1 Servicer Report for the
                           payment date October 13, 2003.

         99.11    -        Notice given by U.S. Bank National Association to
                           holders of notes issued by: DVI Receivables VIII
                           L.L.C.; DVI Receivables X L.L.C.; DVI Receivables XI
                           L.L.C.; DVI Receivables XII L.L.C.; DVI  Receivables
                           XIV  L.L.C.; DVI Receivables XIV L.L.C.; DVI
                           Receivables XVI L.L.C.; DVI Receivables XVII L.L.C.;
                           DVI Receivables XVIII L.L.C.; DVI Receivables XIX
                           L.L.C., dated  October 23, 2003.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  DVI Receivables Corp. VIII

                                  By:  /s/ John P. Boyle
                                       ------------------------------
                                       John P. Boyle
                                       Chief Executive Officer


Dated: October 29, 2003